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                           MFS(R) STRATEGIC VALUE FUND

          Supplement to the Current Statement of Additional Information

     During the period from January 2, 2001 through April 30, 2001 (unless extended by MFS Fund Distributors, Inc. ("MFD")) (the "Sales Period"), MFD will pay A. G. Edwards & Sons, Inc. 100% of the applicable sales charge on sales of Class A shares of the fund listed above (the "Fund") sold by A. G. Edwards & Sons, Inc. to investors purchasing such Fund through MFS Individual Retirement Accounts (excluding SEP-IRAs, SAR SEPs and SIMPLE IRAs) ("Eligible IRAs") during the Sales Period. In addition, MFD will pay A. G. Edwards & Sons, Inc. an additional commission equal to 0.50% of the net asset value of all of the Class B shares of the Fund sold by A. G. Edwards & Sons, Inc. to investors purchasing such Fund through Eligible IRAs during the Sales Period.


                 The date of this Supplement is January 2, 2001.